SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant, Allied Irish Banks, p.l.c., certifies that it meets all of the requirements for filing on Form 20-F and has duly caused this annual report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 8 March 2010.

ALLIED IRISH BANKS, p.l.c.
(Registrant)

By:	/s/ MAELIOSA O’hOGARTAIGH
Name:	Maeliosa O’hOgartaigh
Title:	Acting Group Chief Financial Officer

Certification

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Colm Doherty, Group Managing Director, certify that:

1. I have reviewed this Annual Report on Form 20-F of Allied Irish Banks, p.l.c. (“AIB”);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of AIB as of, and for, the periods presented in this report;

4. AIB’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for AIB and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of AIB’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in AIB’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, AIB’s internal control over financial reporting; and

5. AIB’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to AIB’s auditors and the audit committee of AIB’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect AIB’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in AIB’s internal control over financial reporting.

Dated: 8 March 2010		/s/ COLM DOHERTY
	Name:	Colm Doherty
	Title:	Group Managing Director

Certification

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Maeliosa O’hOgartaigh, Acting Group Chief Financial Officer, certify that:

1. I have reviewed this Annual Report on Form 20-F of Allied Irish Banks, p.l.c. (“AIB”);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of AIB as of, and for, the periods presented in this report;

4. AIB’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for AIB and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to AIB, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of AIB’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in AIB’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, AIB’s internal control over financial reporting; and

5. AIB’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to AIB’s auditors and the audit committee of AIB’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect AIB’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in

AIB’s internal control over financial reporting.

Dated: 8 March 2010		/s/ MAELIOSA O’hOGARTAIGH
	Name:	Maeliosa O’hOgartaigh
	Title:	Acting Group Chief Financial Officer

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Allied Irish Banks, p.l.c., a public limited liability company incorporated and registered in Ireland (the “Company”), hereby certifies, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended 31 December 2009 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 8 March 2010		/s/ COLM DOHERTY
	Name:	Colm Doherty
	Title:	Group Managing Director

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Allied Irish Banks, p.l.c., a public limited liability company incorporated and registered in Ireland (the “Company”), hereby certifies, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended 31 December 2009 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 8 March 2010		/s/ MAELIOSA O’hOGARTAIGH
	Name:	Maeliosa O’hOgartaigh
	Title:	Acting Group Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.